©2024 eHealthInsurance Services, Inc. Q2 2024 Financial Results 1

©2024 eHealthInsurance Services, Inc. 2 Safe Harbor Statement Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: Medicare broker industry trends, our estimates regarding Medicare enrollment growth; our estimates regarding commissions receivable collection; our estimates of constrained lifetime value of commissions per approved member; our 2024 operational priorities, including our business and growth strategy, B2B strategy, local market strategy, product portfolio diversification, and member loyalty and retention strategy; our 2024 annual guidance for total revenue, GAAP net loss, adjusted EBITDA and operating cash flow; the expected impact of positive net adjustment revenue on our 2024 annual guidance; our operational initiatives, including our Agency and Amplify fulfillment models, member retention initiatives and new platform features, and the expected impact of these initiatives on our business and financial results; our investments in technology and operational initiatives and expected impact of these investments on our business; and other statements regarding our future operations, financial condition, prospects and business strategies. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Definitions and reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

©2024 eHealthInsurance Services, Inc. 3 Q2 2024 Earnings Highlights  Q2 ‘24 total revenue of $65.9 million decreased 1% compared to Q2 a year ago; Q2 ‘24 non-GAAP total revenue excluding net adjustment revenue(1) increased 13% YoY.  Q2 ‘24 net adjustment revenue of $11.5 million compares to $18.7 million in Q2 ‘23.  Q2 ‘24 Medicare segment revenue increased 7% and Medicare segment profit improved by $3.3 million YoY.  Q2 ’24 non-GAAP Medicare segment revenue(1), which excludes net adjustment revenue grew 16% YoY and Medicare segment profit excluding net adjustment revenue(1) improved by $6.1 million.  Q2 ‘24 Medicare submissions(2) across our core agency and carrier-dedicated Amplify platforms grew 16% compared to Q2 ‘23.  Q2 ‘24 Medicare Advantage LTV increased 4% to $927 from $891 in Q2 ‘23, driven primarily by favorable carrier and contract mix as well as constraint reduction.  Adjusted for positive net adjustment revenue, Q2 ’24 profitability metrics improved year-over-year.  AEP Preparations are in full swing and are going according to plan. Second quarter performance was driven by strong results in our Medicare segment. We are increasing our financial outlook for FY 2024. (1) Refer to the appendix for definitions of our non-GAAP financial measures and reconciliations to the most comparable GAAP measure. (2) Submissions describe applications that are submitted by individuals online through our eHealth platform or completed with the assistance of our benefit advisors where the individual provides authorization to the benefit advisor to submit the application to the insurance carrier partner. The individual may have additional actions to take before the application will be reviewed by the insurance carrier and not all submissions ultimately become approved members.

©2024 eHealthInsurance Services, Inc. 4 Q2 2024 Revenue Performance was Driven by Strong Medicare Segment Execution Total revenue in Q2 ‘24 declined 1% as a result of lower positive net adjustment (tail) revenue, mostly offset by our Medicare business outperformance compared to Q2 '23. Non-GAAP total revenue excluding net adjustment revenue(1) increased 13% YoY. Q2 ’24 revenue also reflects non-commission revenue growth of 37% reflecting scaling of Amplify fee-based BPO platform. $48.0 $54.4 $18.7 $11.5 Q2-FY23 Q2-FY24 Total Revenue ($MM) Non-GAAP total revenue ex. net adj. revenue Tail Revenue $65.9 $66.8 (1%) 13% (1) (1) Refer to the appendix for definitions of our non-GAAP financial measures and reconciliations to the most comparable GAAP measure.

©2024 eHealthInsurance Services, Inc. Q2 ‘24 GAAP net loss of $28.0M widened compared to GAAP net loss of $23.5M in Q2 ‘23. Q2’24 non- GAAP net loss(1), which excludes the post-tax impact of net adjustment revenue and impairment and restructuring charges, improved $3.4M YoY. Q2 ‘24 adjusted EBITDA ex. net adjustment revenue(1) improved $6.5M YoY. 5 Q2 2024 Profitability Improved YoY Excluding Tail Revenue (1) Segment profit is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, impairment, restructuring and other charges, and other income (expense), net. ($23.5) ($28.0) Q2-FY23 Q2-FY24 GAAP Net Loss ($MM) ($14.8) ($15.5) Q2-FY23 Q2-FY24 Adjusted EBITDA ($MM) ($37.7) ($34.3) Q2-FY23 Q2-FY24 Non-GAAP Net Loss ($MM) ($33.5) ($27.0) Q2-FY23 Q2-FY24 Adjusted EBITDA ex. Net Adjustment Revenue ($MM) (1) Refer to the appendix for definitions of our on-GAAP financial measures and recon ili tions to the most comp rable GAAP measure. (1) (1) (1)

Q2 2024 Medicare Segment Performance

Q2 '24 Medicare submissions grew 16% driven by strong agency and Amplify performance.

Q2 '24 Medicare segment revenue increased 7% driven by YoY growth in submissions, higher MA LTV and non-commission revenue.

Excluding tail, non-GAAP Medicare Segment revenue(2) increased 16% YoY.

Q2 '24 Medicare segment profit(1) improved $3.3 million(3) year-over-year and Medicare segment loss excluding net adj. revenue(2) improved $6.1 million.



Medicare Segment Revenue ($MM)
7%
$55.4
$59.2
Q2-FY23
Q2-FY24



Medicare Segment Profit (Loss)(1) ($MM)
$1.3
($2.1)
Q2-FY23
Q2-FY24



Total Medicare Submissions
16%
43,247
50,335
Q2-FY23
Q2-FY24



Total Acquisition Cost per Medicare Advantage-equivalent Approved Member
(4%)
$1,102
$1,056
Q2-FY23
Q2-FY24

(1) Segment profit (loss) is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, impairment, restructuring and other charges, interest expense and other income (expense), net.

(2) Refer to the appendix for definitions of our non-GAAP financial measures and reconciliations to the most comparable GAAP measure.

(3) Totals may not sum due to rounding.

©2024 eHealthInsurance Services, Inc.
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©2024 eHealthInsurance Services, Inc. Agency & Amplify: Complementary Fulfillment Models AGENCY AMPLIFY Beneficiaries who value choice Beneficiaries with carrier loyalty Quality volume at scale from audience that is harder for carriers to access through direct channels Augments carrier fulfillment orgs in an efficient and compliant manner Proprietary plan recommendation Algorithm Expert Match with best plan from that carrier Broker-of-record (BOR) commission revenues Fee-based Business Process Outsourcing (BPO) & broker-of- record, depending on carrier 7 Target Market Carrier Value Prop Offers Carriers Real- Time Market Insights Plan Match Process Compensation Model

Agency & Amplify: Revenue & Cash Illustration

AGENCY BOR Example

- Commission revenue **booked** using estimated LTVs
- **Commissions Receivable** created
- Enrollment flows through **approved members** and **ending membership**

Adjustment/tail revenue

Cash payments over the full life of the policy

Enrollment Approval

Amplify customers fund dedicated sales capacity

AMPLIFY Fee-Based BPO Example

- Non-commission revenue booked
- **Cash collection closely aligned with revenue**
- No impact on commissions receivable or membership

©2024 eHealthInsurance Services, Inc.
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©2024 eHealthInsurance Services, Inc. 9 • MatchMonitorTM helps beneficiaries understand the implications of changes to their plans, delivered in the Annual Notice of Changes (ANOC) • Offers beneficiaries a clear comparison between their current plan and how that plan will change in the upcoming year • If the beneficiary decides they want to switch based on the changes shown, they can find new plan options powered by our matching algorithm Highlighted Member Retention Initiatives: MatchMonitorTM

©2024 eHealthInsurance Services, Inc. 10 • eHealth knows the plan approval process can be opaque and a source of anxiety for beneficiaries, so we introduced the Application Tracker • Application Tracker shows beneficiaries the real-time status of their application as it is being processed and approved by their carrier • Provides beneficiaries helpful resources if they have questions at any point in the approval process Highlighted Member Retention Initiatives: Application Tracker

©2024 eHealthInsurance Services, Inc. Medicare Submitted Apps Growth 11 Total Submissions Total Broker-of-Record Submissions Product Q2-2023 Q2-2024 y/y Q2-2023 Q2-2024 y/y Medicare Advantage 37,450 43,836 17.1% 37,450 42,043 12.3% Medicare Supplement** 3,346 4,169 24.6% 3,346 1,887 (43.6%) Medicare Part D 2,451 2,330 (4.9%) 2,451 1,537 (37.3%) Total Medicare 43,247 50,335 16.4% 43,247 45,467 5.1% • Submissions describe applications that are submitted by individuals online through our eHealth platform or completed with the assistance of our benefit advisors where the individual provides authorization to the benefit advisor to submit the application to the insurance carrier partner. Includes applications under our Agency and Amplify fulfillment models. **As we have begun the transition from broker-of-record (BOR) to fee-based compensation for Amplify customers, total submission growth is outpacing total BOR submission growth. This dynamic is especially evident for Medicare Supplement, where we shifted a major Amplify partner to fee-based compensation.

©2024 eHealthInsurance Services, Inc. Operating cash flow for the TTM ended 6/30/2024 declined year-over-year as a result of higher Q2 2024 operating cash outflows. This was driven primarily by increased payouts of previously accrued performance bonus. Ending Commissions Receivable (Current & Non-Current) increased by $42.3 million, driven by growth in Medicare approved members and net adjustment revenue. 12 Cash Flow & Balance Sheet Highlights $3.2 ($19.5) TTM Jun 30, 2023 TTM Jun 30, 2024 Operating Cash Flow ($MM) $189.8 $151.1 Jun 30, 2023 Jun 30, 2024 Ending Cash, Cash Equivalents & Marketable Securities ($MM) $789.6 $831.9 Jun 30, 2023 Jun 30, 2024 Ending Commissions Receivable (Current & Non-Current) ($MM)

©2024 eHealthInsurance Services, Inc. 13 FY24 Operational Priorities Grow revenue year-over-year while producing positive adjusted EBITDA 1 Advance our local market focused, omni-channel enrollment engine to drive higher conversions and greater margins 2 Launch the next phase of our member loyalty & retention strategy 3 Drive our B2B strategy and fortify the organizational foundation that supports our strategic partners and direct- to-employer opportunities 4 Enhance eHealth’s comprehensive product portfolio beyond Medicare Advantage agency business to drive year-round growth 5

©2024 eHealthInsurance Services, Inc. 14 FY24 Guidance 2024 Full Year Guidance Original Range (in millions) Updated Range (in millions) Total Revenue $450 – $475 $470 – $495 GAAP Net Income (Loss) ($40) – ($20) ($36.5) – ($22) Adjusted EBITDA(1) ($5) – $20 $7.5 – $25 Operating Cash Flow ($15) – ($5) ($10) – $0 We are updating our previously issued guidance ranges for FY 2024. Guidance includes an updated estimate for positive net adjustment revenue in the range of $14 to $20 million. (1) Refer to the appendix for definitions of our non-GAAP financial measures and reconciliations to the most comparable GAAP measure.

©2024 eHealthInsurance Services, Inc. Appendix 15

©2024 eHealthInsurance Services, Inc. 16 Non-GAAP Financial Measure Definitions Non-GAAP financial measures within this presentation are defined as follows: • Non-GAAP total revenue excluding net adjustment revenue is calculated by excluding the effect of net commission revenue from members approved in prior periods (“net adjustment revenue”) from total revenue. • Non-GAAP net income (loss) is calculated by excluding net adjustment revenue and impairment, restructuring and other charges, net of tax from GAAP net income (loss). • Adjusted EBITDA is calculated by excluding dividends for preferred stock and change in preferred stock redemption value (together the “impact from preferred stock”), provision for (benefit from) income taxes, depreciation and amortization, stock- based compensation expense, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. • Adjusted EBITDA excluding net adjustment revenue is calculated by excluding net adjustment revenue, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation expense, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss). • Non-GAAP Medicare segment revenue is calculated by excluding Medicare net adjustment revenue from Medicare segment revenue. • Non-GAAP E&I segment revenue is calculated by excluding E&I net adjustment revenue from E&I segment revenue • Segment profit (loss) excluding net adjustment revenue is calculated by excluding net adjustment revenue from segment profit (loss). • Medicare segment profit (loss) excluding net adjustment revenue is calculated by excluding Medicare net adjustment revenue from Medicare segment profit (loss). • E&I segment profit (loss) excluding net adjustment revenue is calculated by excluding E&I net adjustment revenue from E&I segment profit (loss).

©2024 eHealthInsurance Services, Inc. 17 Reconciliation of GAAP to Non-GAAP Financial Measures (1) See slide 16 for the definition of non-GAAP financial measures.

©2024 eHealthInsurance Services, Inc. 18 Reconciliation of GAAP to Non-GAAP Financial Measures (1) See slide 16 for the definition of non-GAAP financial measures.

©2024 eHealthInsurance Services, Inc. 19 Reconciliation of GAAP to Non-GAAP Financial Measures (1) See slide 16 for the definition of non-GAAP financial measures.

©2024 eHealthInsurance Services, Inc. 20 Reconciliation of Guidance GAAP to Non-GAAP Financial Measures (1) See slide 16 for the definition of non-GAAP financial measures.